Exhibit 10.41

AMENDMENT NO.10 TO
LOAN AGREEMENT

This Amendment No. 10 to Loan Agreement (this “Amendment”), dated as of January 15, 2003, is entered into with reference to the Loan Agreement (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) dated as of November 29, 1999 currently among Apio, Inc., a Delaware corporation (successor by merger and name change to Bush Acquisition Corporation, a Delaware corporation) (“Borrower”), each lender from time to time a party thereto (each a “Lender” and collectively, the “Lenders”), Bank of America, N.A., as Issuing Lender, and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.  Section references herein relate to the Loan Agreement unless otherwise stated.

The parties hereto hereby agree as follows:

1.             Section 6.19 - Maximum Research and Development Expenditures.  Section 6.19 is hereby amended in full to read as follows:

“6.19       Maximum Research and Development Expenditures.  Permit research and development expenditures to exceed (a) during the Fiscal Year ended on the Sunday nearest to October 31, 2002, $1,886,000, and (b) during any other Fiscal Year, $1,500,000.”

2.             Effectiveness.  This Amendment shall become effective on such date (the “Effective Date”) as the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and the Lenders, (a) duly executed counterparts of this Amendment and (b) a duly executed counterparts of Annex I attached hereto, signed by each Party thereto.

3.             Representations and Warranties.  Except (i) for representations and warranties which expressly relate to a particular date or which are no longer true and correct as a result of a change permitted by the Loan Agreement or the other Loan Documents or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, the Borrower hereby represents and warrants that each representation and warranty made by Borrower in Article 4 of the Loan Agreement (other than Sections 4.6 (first sentence), 4.11, and 4.18) are true and correct as of the date hereof as though such representations and warranties were made on and as of the date hereof.  Without in any way limiting the foregoing, Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing or will result from the consents, waivers, amendments or transactions set forth herein or contemplated hereby.

4.             Fees and Expenses.  Borrower hereby agrees to reimburse the Administrative Agent and the Lenders for the Administrative Agents and Lenders’ reasonable costs and expenses (including reasonable attorney’s fees and expenses) incurred in connection with the negotiation and drafting of this Amendment and the transaction contemplated hereby together with any and all other fees and expenses currently due and owing to the Administrative Agent and/or the Lenders.  Borrower further agrees that, commencing on the date hereof, it shall satisfy its obligations under Section 11.3 of the Loan Agreement not later than five (5) days after receipt of an invoice with respect thereto from the Administrative Agent.  Each of the parties hereto hereby agrees that the failure to satisfy the requirements of this Section 8 shall constitute an Event of Default under the Loan Agreement.

5.             Confirmation.  In all respects, the terms of the Loan Agreement and the other Loan Documents, in each case as amended hereby or by the documents referenced herein, are hereby confirmed.

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SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Borrower, the Administrative Agent and the Lenders have executed this Agreement as of the date first set forth above by their duly authorized representatives.

APIO, INC., a Delaware corporation

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent, Issuing Lender and sole Lender

By:
Carol Clements, Senior Vice President

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ANNEX I TO AMENDMENT NO. 10

CONSENT AND REAFFIRMATION OF GUARANTOR AND PLEDGOR

Each of the undersigned guarantors and pledgors hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of the foregoing Amendment No. 10 to Loan Agreement (“Amendment No. 10”).  In connection therewith, each of the undersigned expressly and knowingly reaffirms its liability under each of the Loan Documents to which it is a Party and expressly agrees (a) to be and remain liable under the terms of each such Loan Document, and (b) that it has no defense, offset or counterclaim whatsoever against the Administrative Agent or the Lenders with respect to any such Loan Document.

Each of the undersigned further agrees that each Loan Document to which it is a Party shall remain in full force and effect and is hereby ratified and confirmed.

Each of the undersigned further agrees that the execution of this Consent and Reaffirmation of Guarantor and Pledgor is not necessary for the continued validity and enforceability of any Loan Document to which it is a Party, but is executed to induce the Administrative Agent and the Lenders to approve of and otherwise enter into the Amendment No. 10.

IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation of Guarantor and Pledgor to be executed as of January 15, 2003.

LANDEC CORPORATION, a California corporation

By:
Name:
Title:

CAL EX TRADING COMPANY, a California corporation

By:
Name:
Title:

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